AQUIS COMMUNICATIONS GROUP, INC. PLEDGE AGREEMENT

      This AQUIS COMMUNICATIONS GROUP, INC. PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of March , 1999, is between AQUIS COMMUNICATIONS GROUP, INC., a Delaware corporation ("Pledgor"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Pledgee"), in its individual capacity and as Agent for all Lenders (as defined below).

                             Preliminary Statement:

      A. Aquis Communications, Inc., a Delaware corporation ("Borrower"), Agent and Lenders have entered into a Loan Agreement dated December 31, 1998 (the "Original Loan Agreement"), as amended by a First Amendment to Loan Instruments of even date herewith (the "First Amendment") among Borrower, Agent and Lenders (the Original Loan Agreement, as amended by the First Amendment and as the same may be further amended, supplemented, modified or restated from time to time, hereinafter is referred to as the "Loan Agreement") pursuant and subject to the terms and conditions of which Lenders have agreed to make loans and other financial accommodations to Borrower.

      B. Pledgor is the owner of all of the issued and outstanding capital stock of Borrower. Accordingly, Pledgor has a direct financial interest in inducing Lenders to enter into the Loan Agreement.

      C. One of the conditions precedent to the consent of Lenders to the Paging Partners Merger and the obligation of Lenders to disburse the Merger Portion is the execution and delivery by Pledgor of this Pledge Agreement.

      NOW, THEREFORE, in order to induce Lenders to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Pledgor and Pledgee hereby agree as follows:

      1. Definitions. All capitalized terms used but not elsewhere defined in this Pledge Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. The following terms shall have the following meanings in this Pledge Agreement:

            Collateral: the Securities and all dividends, distributions and other amounts or additional securities of Borrower or any successor in interest to Borrower and other Property to which Pledgor or any successor in interest to Pledgor (with or without additional consideration) is or becomes entitled by virtue of the ownership by such Person of any of the Securities or as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, distribution, conversion, preemptive right or otherwise, and the proceeds thereof.

            Securities: all of the capital stock of Borrower and any warrants, options or other rights to purchase the capital stock of Borrower described in Exhibit A hereto, and duly executed assignments separate from certificates, in form and substance satisfactory to Pledgee.

            Pledgors' Obligations: (i) any and all Indebtedness, due or to become due, now existing or hereafter arising, of Pledgor to Lenders pursuant to the terms of this Pledge Agreement or any other Loan Instrument to which Pledgor is a party and (ii) the performance of the covenants of Pledgor contained in this Pledge Agreement and all other Loan Instruments to which Pledgor is a party.

      2. Pledge of Collateral. To secure payment and performance of Borrower's Obligations and Pledgors' Obligations, Pledgor hereby pledges, assigns and grants to Pledgee, for the benefit of Lenders, a Lien in all Collateral now owned or hereafter acquired by Pledgor.

      3. Representations, Warranties and Covenants. Pledgor hereby represents, warrants and covenants to Pledgee that with respect to the Collateral pledged by Pledgor to Pledgee on the date hereof, (i) such Collateral represents 100% of the issued and outstanding capital stock and warrants, options and other rights to purchase capital stock of Borrower, (ii) Pledgor is the legal and beneficial owner of such Collateral, (iii) such Collateral is validly issued, fully paid and non-assessable and is registered in the name of Pledgor, (iv) the pledge of such Collateral pursuant to the terms of this Pledge Agreement creates a valid, and, upon the delivery of certificates representing the Securities included in such Collateral to Pledgee, a perfected, first Lien on such Collateral in favor of Pledgee, (v) none of such Collateral is subject to any Lien of any kind whatsoever, except for the first Lien on such Collateral granted to Pledgee hereby, (vi) no authorization, approval or other action by, or notice to or filing with, any Governmental Body is required for the pledge by Pledgor of such Collateral pursuant to the terms of this Pledge Agreement and (vii) until all of Borrower's Obligations and Pledgors' Obligations have been paid and performed in full, Pledgor: (A) will not create or permit to exist any Lien upon or with respect to such Collateral, except for the first Lien thereon granted to Pledgee by this Pledge Agreement, and (B) will not sell, transfer, convey, assign, or otherwise divest Pledgor's interest in such Collateral, or any part thereof, to any other Person. Pledgor further represents and warrants to Pledgee that the address of the chief executive office of Pledgor is set forth below Pledgor's signature on the signature page to this Pledge Agreement, which address is also the address to which notices under this Pledge Agreement may be given to Pledgor.

      4. Additional Securities; Stock Splits; Stock Dividends.

            4.1 Additional Securities. Pledgor agrees that in the event that Pledgor, by virtue of the ownership by Pledgor of any of the Collateral, now is, or hereafter becomes, entitled (with or without additional consideration) to other or additional capital stock as the result of any reorganization, merger, consolidation, stock split, stock dividend, conversion, exercise of warrant or preemptive right or otherwise, Pledgor shall:

                  4.1.1 Delivery. Cause the issuer of such additional capital stock to deliver to Pledgee all certificates and other documents, if any, evidencing the ownership by Pledgor of such additional capital stock and hereby authorizes and empowers Pledgee to demand the same from such issuer, and agrees if such certificates and other documents are delivered to Pledgor, to take possession thereof in trust for Pledgee;

                  4.1.2 UCC Financing Statements and Assignments Separate from
            Certificate. Deliver to Pledgee (i) such UCC financing statements and other


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

            documents executed by Pledgor as Pledgee reasonably may request to perfect Pledgee's security interest in such additional capital stock and (ii) an assignment separate from certificate with respect to such capital stock, executed in blank by Pledgor;

                  4.1.3 Representations and Warranties. Deliver to Pledgee a
            certificate, executed by Pledgor and dated the date of such pledge as to the truth and accuracy on such date of the representations and warranties set forth in Section 3 hereof; and

                  4.1.4 Additional Documents. Deliver to Pledgee such other
            certificates, documents and other instruments as Pledgee may reasonably request in connection with the pledge of such additional capital stock by Pledgor.

            4.2 Additional Collateral. Pledgor agrees that such additional capital stock shall constitute a portion of the Collateral and be subject to this Pledge Agreement in the same manner and to the same extent as the Securities pledged hereby to Pledgee on the date hereof.

      5. Voting Power; Distributions. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise all voting powers in all company matters pertaining to the Collateral pledged by Pledgor hereunder or otherwise, for any purpose not inconsistent with, or in violation of, any of the Loan Instruments. Except as otherwise provided in the Loan Agreement, unless and until all of Borrower's Obligations and Pledgors' Obligations have been performed and paid in full, no Pledgor shall be entitled to receive any dividends or distributions with respect to any portion of the Collateral. If any such dividends or distributions are received by Pledgor in violation of the terms of this Section 5, such distributions shall be (i) held in trust by Pledgor on behalf of Pledgee, (ii) turned over to Pledgee by Pledgor immediately upon receipt thereof and (iii) deemed to constitute a portion of the Collateral pledged by Pledgor to Pledgee hereunder.

      6. Default and Remedies.

            6.1 Occurrence. The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default hereunder.

            6.2 Remedies. If an Event of Default shall occur and be continuing, Pledgee, at its option, may:

                  6.2.1 Registration. Cause the Collateral to be registered in its name or in the name of its nominee;

                  6.2.2 Voting Power. Subject to the provisions of Section 12, exercise all voting powers pertaining to the Collateral and otherwise act with respect thereto as though Pledgee were the owner thereof;

                  6.2.3 Distributions. Receive all dividends and distributions of any kind whatsoever on all or any part of the Collateral;


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

                  6.2.4 Collection; Conversion. Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of Pledgor pertaining or relating to the Collateral;

                  6.2.5 Sale of Collateral. Subject to any applicable state or federal securities laws, sell, assign and deliver the whole, or from time to time, any part of the Collateral at any broker's board or at any private sale or at public auction, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms as Pledgee in its sole discretion may determine;

                  6.2.6 Other Remedies. Exercise any other remedy specifically granted under this Pledge Agreement or now or hereafter existing in equity, or at law, by virtue of statute or otherwise; and

            6.3 Agreement to Sell Collateral. For the purposes of this Section 6, an agreement to sell all or any part of the Collateral shall be treated as a sale thereof and Pledgee shall be free to carry out such sale pursuant to such agreement, and Pledgor shall not be entitled to the return of any of the same subject thereto, notwithstanding the fact that after Pledgee shall have entered into such an agreement, all Events of Default hereunder may have been remedied or all of Borrower's Obligations and Pledgor's Obligations may have been paid and/or performed in full, provided that Pledgee shall have given to Pledgor the notice referred to in subsection 6.2.5 at least 30 days prior to Pledgee's entry into any agreement to sell all or any part of the Collateral in a private sale.

            6.4 Pledgee May Bid. At any sale made pursuant to Section 6.2 above, Pledgee may bid for and purchase, free from any right of equity or redemption on the part of Pledgor (the same hereby being waived and released by Pledgor), any part or all of the Collateral that is offered for sale, and Pledgee, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor.

            6.5 Proceeds of Sale. The proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by Pledgee under the provisions of this Pledge Agreement shall be applied in accordance with the terms of Section 8.4 of the Loan Agreement.

            6.6 No Duty of Pledgee. Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

            6.7 Effect of Sale. Any sale of all or any portion of the Collateral pursuant to Section 6.2 above shall operate to divest all right, title and interest of Pledgor to the Collateral which is the subject of any such sale.


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

            6.8 Securities Act. Pledgor acknowledges that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act, or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale of the Collateral. Accordingly, Pledgor agrees that Pledgee, without the necessity of attempting to cause any registration of the Collateral to be effected under the Securities Act, may sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account, for investment purposes only, and not with a view toward the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral sold than would be the case if such Collateral was sold at public sale, and that any such private sale shall not be deemed not to have been made in a commercially reasonable manner by virtue of such sale having been a private sale.

            6.9 Applications to Government Bodies. Upon the occurrence of an Event of Default, Pledgor, upon the request of Pledgee and at Pledgor's sole cost and expense, shall assist Pledgee in obtaining any required approval for any action or transaction contemplated hereby, including, but not limited to (i) preparing, signing and filing with the FCC and/or any other Governmental Body the assignor's or transferor's portion of any application or applications for consent to the assignment of or transfer of control over license necessary or appropriate under the Communications Act, applicable law or the rules and regulations of any other Governmental Body to any sale, assignment or transfer to Pledgee or any other Person of any or all Collateral hereunder or any Licenses of Borrower and (ii) executing all applications and other documents and taking all other actions requested by Pledgee to enable Pledgee, its designee, any receiver, trustee or similar official or any purchaser to obtain from the FCC or any other Person any required authority necessary to operate the Paging Business of Borrower.

            6.10 Transfer of Control to Other Persons. Pledgor acknowledges and agrees that a transfer of control of the Collateral or an assignment of any License of Borrower may be made to a receiver, trustee or similar official or to any purchaser of all or any part of the other Collateral hereunder, pursuant to any court order, public or private sale, judicial sale, foreclosure or the exercise of any other remedies available to Pledgee hereunder or under applicable law.

            6.11 Notice. Pledgee shall give not less than 10 Business Days' prior written notice to Pledgor of any sale pursuant to this Section 6. Pledgor hereby agrees that such notice is commercially reasonable.

      7. Power of Attorney. To effectuate the rights and remedies of Pledgee under this Pledge Agreement, Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact, in the name of such Pledgor or in the name of Pledgee, to:

            7.1 Execution of Financing Statements. Execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form reasonably satisfactory to Pledgee.


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

            7.2 Execution of Other Documents. Take all action and execute all documents referred to in Section 6.2 and 6.9 above.

The power of attorney granted pursuant to this Section 7 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full.

      8. Pledgee's Obligations, Custodial Agreement, Performance Rights, Pledge Does Not Make Pledgee a Shareholder. Pledgee shall not have any duty to protect, preserve or enforce rights against the Collateral other than a duty of reasonable custodial care of any such Collateral in its possession, it being understood that Pledgee shall (i) have no responsibility for (A) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, (B) taking any necessary steps to preserve rights against any parties with respect to the Collateral or (C) making any capital contributions or other payments on behalf of Pledgor and (ii) not be deemed to be a shareholder of Borrower unless Pledgee purchases or otherwise retains the applicable portion of the Collateral in connection with a foreclosure.

      9. Termination of Pledge Agreement. Pledgee shall deliver to Pledgor the Collateral in its possession and this Pledge Agreement thereupon shall terminate upon the the payment and performance in full of all of Borrower's Obligations and Pledgor's Obligations.

      10. Miscellaneous.

            10.1 Exercise of Rights. Pledgor unconditionally agrees that if an Event of Default has occurred and is continuing, Pledgee may exercise its rights and remedies hereunder prior to, concurrently with, or subsequent to the exercise by Pledgee of its rights and remedies against Pledgor or any other Person under any of the Loan Instruments or otherwise. The obligations of Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

                  10.1.1 Amendments. Any amendment or modification of or
            supplement to any of the Loan Instruments;

                  10.1.2 Exercise or Non-Exercise of Rights. Any exercise or non-exercise of any right or remedy under any of the Loan Instruments, or the granting of any postponements or extensions for time of payment or other indulgences to Pledgor or any other Person, or the settlement or adjustment of any claim or the release or discharge or substitution of any Person primarily or secondarily liable with respect to any of the Loan Instruments;

                  10.1.3 Bankruptcy. The institution of any bankruptcy,
            insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against Pledgor, Borrower or any other Person; or


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

                  10.1.4 Other Defenses. Any other circumstance which otherwise might constitute a defense to, or a discharge of, Pledgor with respect to Borrower's Obligations and/or Pledgor's Obligations.

            10.2 Rights Cumulative. Each and every right, remedy and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the right of Pledgee thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of rights of Pledgee hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

            10.3 Modification. Any modification or waiver of any provision of this Pledge Agreement, or any consent to any departure by Pledgor therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Pledgor in any event not specifically required of Pledgee hereunder shall not entitle such or Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

            10.4 Further Assurances. Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Pledge Agreement, Pledgor promptly will execute and deliver to Pledgee such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents, in form satisfactory to Pledgee, as Pledgee from time to time reasonably may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Pledge Agreement and to protect Pledgee's rights hereunder. Pledgor, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

            10.5 Preservation of Collateral. Pledgor agrees that it will warrant, preserve, maintain and defend, at the expense of Pledgor, the right, title and interest of Pledgee in and to the Collateral and all right, title and interest represented thereby against all claims, charges and demands of all Persons whomsoever which are based on a breach of Borrower's Obligations and/or Pledgor's Obligations hereunder.

            10.6 Notices. All notices and communications under this Pledge Agreement shall be delivered in the manner set forth in the Loan Agreement, with all notices to Pledgor to be sent to the address of Pledgor set forth below its signature on the signature page to this Pledge Agreement executed by Pledgor.


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

            10.7 Governing Law. This Pledge Agreement shall be governed by the laws and decisions of the State of Arizona. For the purposes of this
      Section 9.7, this Pledge Agreement shall be deemed to be performed and made in the State of Arizona.

            10.8 Severability. In the event that any provision of this Pledge Agreement is deemed to be invalid by reason of the operation of any law, including, but not limited to, any of the rules and regulations and policies of the FCC, or by reason of the interpretation placed thereon by any court or the FCC or any other Governmental Body, as applicable, the validity, legality and enforceability of the remaining terms and provisions of this Pledge Agreement shall not in anyway be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Pledge Agreement.

            10.9 Successors and Assigns. This Pledge Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the successors and assigns of Pledgor.

            10.10 Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which when taken together shall be deemed to be one and the same instrument. Each party hereto may execute a separate signature page to this Pledge Agreement which signature page need not contain the signatures of or a reference to any other party hereto.

            10.11 Notation on Books. Concurrently with the execution and delivery hereof, Pledgor shall cause Borrower to register in its books the security interests in and the pledge of the Collateral effected hereby.

      11. Pledgee's Right to Specific Performance. Pledgor acknowledges that FCC authorization is integral to Pledgee's realization of the value of all of the Collateral, that Borrower's Licenses are unique assets, that there is no adequate remedy at law for failure by Pledgor to comply with the provisions of
Section 6 and that such failure would not be adequately compensable in monetary damages; therefore, Pledgor agrees that, in addition to all other remedies available at law or in equity, Pledgee shall be entitled to obtain decree(s) of specific performance entitling it to temporary restraining order(s), preliminary injunction(s) or permanent injunction(s) to specifically enforce and require specific performance of the provisions of Section 6. Pledgor agrees that notice shall be adequate for the entry of a decree of specific performance in respect of any such matter (i) in the case of a temporary restraining order, upon 24 hours' prior notice of the hearing hereof and (ii) in the case of any other proceeding, upon 5 days' prior notice of the hearing thereof. Pledgor agrees that notice shall be adequate for the entry of a decree of specific performance with respect to any such matter (i) in the case of a temporary restraining order, upon twenty-four (24) hours' prior notice of the hearing thereof and (ii) in the case of any other proceeding, upon three (3) days' prior notice of the hearing thereof, and hereby waives all requirements and demands that Pledgor give any greater notice of such hearings or post a bond or other surety arrangement in connection with the issuance of such decree.


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

      12. FCC Approval. Notwithstanding anything to the contrary contained in this Pledge Agreement or any of the other Loan Instruments, no party hereto shall take any action, including, but not limited to, the operation of any Paging Business that would constitute or result in the transfer or assignment of any License issued to or held by Borrower, or a transfer of control over any such License, whether de jure or de facto, if such assignment or transfer would require under then existing law the prior approval of and/or any notice to the FCC, without such party first having notified the FCC of any such assignment or transfer and, if required under then existing law, obtaining the approval of the FCC therefor, notifying the FCC of the consummation thereof and complying with all other applicable provisions of the Communications Act. The parties hereto intend that the powers of Pledgee hereunder, in all relevant aspects, shall be governed by the Communications Act and all other applicable statutory requirements and rules and regulations, including, without limitation, those of the FCC.

      13. Jurisdiction And Venue. Pledgor hereby agrees that all actions or proceedings initiated by Pledgor in any capacity and arising directly or indirectly out of this Pledge Agreement shall be litigated in the Superior Court of Arizona, Maricopa County Division, or the United States District Court for the District of Arizona, or, if Pledgee or any Lender initiates such action, in addition to the foregoing courts, any court in which Pledgee or such Lender shall initiate or to which Pledgee or such Lender shall remove such action, to the extent such court has jurisdiction. Pledgor hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in or removed by Pledgee or any Lender to any of such courts, and hereby waives personal service of the summons and complaint, or other process or papers issued therein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Pledgor at the address to which notices are to be sent to Pledgor pursuant to Section 9.6. Pledgor waives any claim that Maricopa County, Arizona or the district of Arizona is an inconvenient forum or an improper forum based on lack of venue. Should Pledgor, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Pledgor shall be deemed in default and an order and/or judgment may be entered by Pledgee or any lender against Pledgor as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Pledgor set forth in this Section 12 shall not be deemed to preclude the enforcement, by Pledgee or any Lender, of any judgment obtained in any other forum or the taking, by Pledgee or any Lender, of any action to enforce the same in any other appropriate jurisdiction, and Pledgor hereby waives the right to collaterally attack any such judgment or action.

      14. Waiver of Right To Jury Trial. Pledgee and Pledgor acknowledge and agree that any controversy which may arise under this Pledge Agreement or any other Loan Instrument or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

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

      IN WITNESS WHEREOF, Pledgor and Pledgee have caused this Pledge Agreement to be executed as of the date first above written.

                              AQUIS COMMUNICATIONS GROUP, INC., a
                              Delaware corporation

                              By: /s/ D. Brian Plunkett
                                  ----------------------------------
                                  D. Brian Plunkett
                                  Chief Financial Officer

                            Borrower's Acknowledgment

      The undersigned hereby (i) acknowledges the pledge of the Securities described above pursuant to the terms of this Pledge Agreement, (ii) confirms to Pledgor and Pledgee that the undersigned has registered such pledge on its books and records per the instructions of Pledgor and (iii) confirms to Pledgee that its books and records reflect no other Liens on the Securities described above and that the undersigned has no knowledge of any such other Liens.

                              AQUIS COMMUNICATIONS, INC., a
                              Delaware corporation

                              By: /s/ D. Brian Plunkett
                                  ----------------------------------
                                  D. Brian Plunkett
                                  Chief Financial Officer

                            Pledgee's Acknowledgment

      Pledgee acknowledges receipt of the certificates representing the Securities described above.

                              FINOVA CAPITAL CORPORATION, a Delaware
                              corporation, as Agent

                              By: /s/ David A. Meier
                                  ----------------------------------
                                  David A. Meier
                                  Vice President

                            Borrower's Acknowledgment

      The undersigned hereby (i) acknowledges the pledge of the Securities described above pursuant to the terms of this Pledge Agreement, (ii) confirms to Pledgor and Pledgee that the undersigned has registered such pledge on its books and records per the instructions of Pledgor and (iii) confirms to Pledgee that its books and records reflect no other Liens on the Securities described above and that the undersigned has no knowledge of any such other Liens.

                              AQUIS COMMUNICATIONS, INC., a
                              Delaware corporation

                              By: /s/ D. Brian Plunkett
                                  ----------------------------------
                                  D. Brian Plunkett
                                  Chief Financial Officer

                            Pledgee's Acknowledgment

      Pledgee acknowledges receipt of the certificates representing the Securities described above.

                              FINOVA CAPITAL CORPORATION, a Delaware
                              corporation, as Agent

                              By:
                                  ----------------------------------
                                  David A. Meier
                                  Vice President
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                                    EXHIBIT A

                               Pledged Securities

Owner                   Number of Shares        Stock Certificate Number
-----                   ----------------        ------------------------

Aquis Communications Group, Inc.    100                     1